UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

UGI Corporation

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 337-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On July 25, 2019, UGI Corporation (the “Company”) provided certain prospective lenders with financial statements relating to UGI Energy Services, LLC (“UGIES”), a Pennsylvania limited liability company and an indirect, wholly owned subsidiary of the Company, including audited consolidated financial statements for the fiscal years ended September 30, 2018 and 2017 and unaudited condensed consolidated financial statements for the fiscal quarter ended March 31, 2019. The financial statements were furnished to prospective lenders in connection with financing the proposed acquisition of Columbia Midstream Group, LLC, a Delaware limited liability company, by UGIES (the “Proposed Acquisition”). The financial statements of UGIES are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

On July 25, 2019, management of the Company and UGIES will also present certain information to prospective lenders in connection with financing the Proposed Acquisition. The presentation discloses certain information that supplements or updates certain prior disclosures of the Company. The presentation is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Audited Consolidated Financial Statements of UGI Energy Services, LLC for the fiscal year ended September 30, 2018

99.2	Audited Consolidated Financial Statements of UGI Energy Services, LLC for the fiscal year ended September 30, 2017

99.3	Unaudited Condensed Consolidated Financial Statements of UGI Energy Services, LLC for the quarter ended March 31, 2019

99.4	Lender Presentation dated July 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UGI Corporation

July 25, 2019	By:	/s/ Ted J. Jastrzebski
Ted J. Jastrzebski
Chief Financial Officer